Rareview Dynamic Fixed Income ETF

Ticker: RDFI

Rareview Tax Advantaged Income ETF

Ticker: RTAI

Rareview Systematic Equity ETF

Ticker: RSEE

(each a series of the Collaborative Investment Series Trust)

Supplement dated May 24, 2024 to the Prospectus and

Statement of Additional Information (“SAI”) dated February 1, 2024

Effective May 28, 2024, the section in the Funds’ SAI entitled “Timing of Submission of Purchase Orders” is hereby restated as follows:

Timing of Submission of Purchase Orders

An Authorized Participant must submit an irrevocable purchase order no later than the earlier of (i) 4:00 p.m. Eastern Time or (ii) the closing time of the bond markets and/or the trading session on the Exchange, on any Business Day in order to receive that Business Day’s NAV (“Cut-off Time”). The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” An order to create Creation Units is deemed received on a Business Day if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating custom orders and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the “Settlement Date,” which is generally the Business Day immediately following the Transmittal Date (“T+1”). The Fund reserves the right to settle Creation Unit transactions on a basis other than T+1, including a shorter settlement period, if necessary or appropriate under the circumstances and compliant with applicable law. For transactions shorter than T+1, the Fund will accept transactions between 8:00 a.m. to 9:30 a.m. Eastern time for settlement on that Business Day.

You should read this Supplement in conjunction with the Prospectus and SAI dated February 1, 2024 for the Funds, which provides information that you should know about the Funds before investing and should be retained for future references. These documents are available upon request and without charge by calling (888)-783-8637.